UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07540
______________________________________________

Global High Income Fund Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

Item 1. Reports to Stockholders.

Global High Income Fund Inc.
Semiannual Report
April 30, 2010

Global High Income Fund Inc.:
Managed distribution policy—key points to note

•	The Fund has a managed distribution policy. Since August 2009, the Fund makes regular monthly distributions at an annualized rate equal to 8% of the Fund’s net asset value, as determined as of the last trading day during the first week of a month (usually a Friday, unless the NYSE is closed that day). (From June 2005 through the monthly distribution for July 2009, the annualized rate had been 9%.)

•	To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Fund is deemed to be paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

•	You should not draw any conclusions about the Fund’s investment performance from the amount of the monthly distribution or from the terms of the Fund’s managed distribution policy.

•	The Fund periodically issues notices and press releases estimating the source characteristics of its monthly distributions. The amounts and sources reported in these materials are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV (or your financial intermediary should provide you with similar information) for the calendar year that will tell you how to report these distributions for federal income tax purposes.

•	The Fund’s Board may change or terminate the managed distribution policy at any time without prior notice to Fund shareholders; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

•	Further information regarding the Fund’s managed distribution policy is contained in the section captioned “Distribution policy” towards the end of this report.

Global High Income Fund Inc.

June 14, 2010

Dear shareholder,
We present you with the semiannual report for Global High Income Fund Inc. (the “Fund”) for the six months ended April 30, 2010.

Performance
Over the six months ended April 30, 2010, the Fund returned 8.91% on a net asset value basis and 22.15% on a market price basis. Over the same period, the median for the Fund’s Lipper Emerging Markets Debt Funds peer group returned 7.89% and 17.08% on a net asset value and market price basis, respectively, while the Fund’s benchmark, the Global High Income Fund Index (the “Index”), returned 7.74%. (For more performance information, including a description of the Index, please refer to “Performance at a glance” on page 5.)

The Fund did not use leverage during the reporting period. That is, the Fund did not have preferred stock outstanding, or borrow from banks for investment purposes as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group.
Global High Income Fund Inc.
Investment goals:
Primarily, high level of current income; secondarily, capital appreciation

Portfolio management:
Portfolio management team, including Uwe Schillhorn UBS Global Asset Management (Americas) Inc.

Commencement:
October 8, 1993

NYSE symbol:
GHI

Distribution payments:
Monthly

The Fund traded at a discount to its net asset value (“NAV”) per share during the first half of the reporting period. Beginning in February 2010, the Fund then traded at a premium to its NAV as demand for the emerging markets debt asset class strengthened. However, the Fund again traded at a discount to its NAV toward the end of the period as investor risk aversion increased given concerns regarding the debt crisis in Greece and certain other market issues.1

[1]	A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Global High Income Fund Inc.

An interview with Portfolio Manager Uwe Schillhorn
Q.	How did emerging markets debt perform over the reporting period?
A.	Despite increased volatility in April 2010, largely triggered by the uncertainty surrounding the situation in Greece, the emerging markets debt asset class generated solid results during the review period. Investor demand for the asset class was strong as global economic conditions improved and growth rates in emerging market countries were stronger than in developed countries. Rising commodity prices further supported the asset class, as many emerging market countries are net exporters of commodities such as oil and metals. Against this backdrop, emerging markets debt spreads—the difference between the yields paid on US Treasury bonds and emerging markets debt—continued to narrow.

Q.	What factors influenced Fund performance?
A.	A key component of our investment process is to conduct comprehensive research and pursue a variety of strategies that seek to generate a high level of current income and capital appreciation for the Fund. More specifically, we look to meet the Fund’s goals by strategically allocating its portfolio among various countries, securities and currencies. We believe that maintaining a non-concentrated portfolio is essential to prevent the Fund from being overly dependent upon any one area. With this in mind, the following strategies were key contributors to performance during the reporting period.

	•	An overweight to local currencies against the US dollar. The position was the largest contributor to the Fund’s relative performance, as local currencies generated superior results. This trend was driven by strong economic growth, low fiscal deficits and solid investor demand. In particular, the Fund’s overweights to the Mexican peso and Indonesian rupiah helped performance.

	•	An overweight position in US dollar denominated Venezuelan debt. Venezuela was a poor performer toward the end of 2009, when political rhetoric increased and spreads significantly widened. The country’s debt positions then generated strong results, specifically during the first quarter of 2010, as the global economy appeared to emerge from the recession and increased demand caused oil prices to rise. The Fund’s overweight exposure to Indonesia and Pakistan sovereign debt also enhanced the Fund’s results as spreads narrowed in both countries.

Global High Income Fund Inc.

• An overweight position to Argentina. The country’s efforts to restructure its debt, which was viewed as a positive by investors, helped the country’s sovereign debt perform well.

Q.	What factors negatively impacted the Fund’s performance during the period?
A.	While the Fund outperformed its benchmark, several strategies detracted from performance. For example, the Fund’s underweight to Indonesia’s local debt was not beneficial, since it posted strong results. Additionally, having no exposure to debt issued by Thailand was a detractor, as these securities generated strong performance during the period.

Another drag on the Fund’s results was its small sovereign debt position in Greece. We initiated this position in January 2010, as its sovereign debt spreads widened, due to concerns about the country’s economic and financial weakness. This detracted from results as it was later reported their fiscal deficit was much wider than had previously been reported. The situation worsened when Greece was unable to roll over debt maturing in May without massive financial help from the EU and from the IMF. Spreads have since stabilized in Greece. We continue to hold the position as the current spread levels imply a very high default probability, which we think is much less likely to materialize.

Q.	How did you manage the Fund’s duration during the reporting period?
A.	Throughout the period, the Fund’s duration was largely in line with its benchmark and did not meaningfully impact the Fund’s performance. (Duration measures a fund’s sensitivity to interest rate changes, and is related to the maturity of the bonds comprising the portfolio.)

Q.	What other positioning strategies did you use during the reporting period?
A.	Toward the end of the period, we reduced the Fund’s overall risk exposure somewhat, given the strong performance in the emerging markets debt asset class and due to increased volatility in Europe. For example, we scaled back the Fund’s local currency overweight and pared down its exposure to Venezuela (but still maintained an overweight position relative to the benchmark).

Q.	What is your outlook for the emerging markets debt asset class?
A.	We continue to have a positive outlook for the long-term prospects of the asset class. Volatility may continue in the near-term, given the situation in Greece and other peripheral Eurozone counties and the financial issues within the Eurozone. However, we believe that the

Global High Income Fund Inc.

economic fundamentals in emerging market countries will remain supportive for the asset class, and we would expect to see additional upgrades of emerging markets debt to investment grade status over a full investment cycle.

Although, in our opinion, emerging markets debt became overvalued late in the reporting period, we believe the asset class may have become oversold. Therefore, we will look to selectively establish new positions and add to existing holdings where we believe there are compelling opportunities to generate strong potential risk-adjusted results.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver
President
Global High Income Fund Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

Uwe Schillhorn, CFA
Portfolio Management Team Member
Global High Income Fund Inc.
Executive Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 6 months ended April 30, 2010. The views and opinions in the letter were current as of June 14, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Global High Income Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 04/30/10

Net asset value returns	6 months	1 year	5 years	10 years

Global High Income Fund Inc.	8.91%	31.24%	9.56%	11.83%

Lipper Emerging Markets Debt Funds median	7.89	32.07	9.63	12.34

Market price returns

Global High Income Fund Inc.	22.15%	58.32%	6.72%	13.69%

Lipper Emerging Markets Debt Funds median	17.08	53.52	9.30	14.59

Index returns

Global High Income Fund Index(1)	7.74%	25.74%	10.42%	11.22%

J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)(2)	6.40	23.49	9.10	10.56

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

(1)	Global High Income Fund Index is an unmanaged index compiled by the advisor, constructed as follows: from the Fund’s inception until 12/31/93: 100% J.P. Morgan Emerging Markets Bond Index (EMBI); from 01/01/94 to 11/05/06: 100% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global); from 11/06/06 to 03/31/08: 70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 04/01/08 to 05/31/08: 50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 06/01/08 to Present: 50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees and expenses.

(2)	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which tracks total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Global High Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics (1)	04/30/10	10/31/09	04/30/09

Net asset value	$13.49	$12.90	$11.15

Market price	$13.46	$11.47	$9.25

12-month dividends/distributions	$1.0407	$0.9767	$1.0766

Dividend/distribution at period-end	$0.0901	$0.0863	$0.0808

Net assets (mm)	$291.3	$278.6	$240.8

Weighted average maturity (yrs.)	8.8	7.8	7.9

Modified duration (yrs.)(2)	5.6	6.1	5.3

Currency exposure(3)	04/30/10	10/31/09	04/30/09

US dollar denominated	28.1%	36.7%	49.4%

Foreign denominated	71.9	63.3	50.6

Total	100.0%	100.0%	100.0%

Top ten countries
(excluding US)(4)	04/30/10		10/31/09		04/30/09

Brazil	14.9%	Brazil	13.5%	Brazil	12.1%

Poland	7.8	Turkey	8.3	Turkey	11.8

Russia	7.8	Poland	7.7	Hungary	6.3

Indonesia	7.0	Indonesia	6.7	Russia	6.3

Venezuela	6.3	Russia	5.9	Indonesia	5.7

Turkey	6.0	Hungary	4.9	Malaysia	5.6

South Africa	4.7	South Africa	4.6	Venezuela	4.9

Hungary	3.9	Venezuela	4.6	South Africa	4.8

Malaysia	3.8	Malaysia	4.1	Poland	4.6

Colombia	2.8	Mexico	3.6	Mexico	3.7

Total	65.0%		63.9%		65.8%

Credit quality(5)	04/30/10	10/31/09	04/30/09

AAA	1.8%	0.9%	—

AA	1.5	1.9	2.5%

A	16.3	16.5	8.1

BBB	22.9	29.6	20.6

BB	25.8	25.7	22.2

B	4.8	4.2	3.1

CCC	0.6	0.5	2.2

D	0.6	0.5	—

Non-rated	20.0	8.6	23.4

Cash equivalents	1.6	10.0	13.0

Other assets less liabilities	4.1	1.6	4.9

Total	100.0%	100.0%	100.0%

(1)	Prices and other characteristics will vary over time.
(2)	Modified duration is the change in price, expressed in years, expected in response to each 1% change in yield of the portfolio’s holdings.
(3)	Exposure represents a percentage of market value as of dates indicated.
(4)	Weightings represent percentage of net assets as of the dates indicated, The Fund’s portfolio is actively managed and its composition will vary over time.
(5)	Weightings represent percentages of net assets of the entire Fund as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency.

Global High Income Fund Inc.

Industry diversification
As a percentage of net assets
As of April 30, 2010 (unaudited)

Bonds
Corporate bonds
Chemicals	0.33%
Commercial banks	1.96
Diversified financial services	1.45
Electric utilities	4.32
Oil, gas & consumable fuels	1.45
Real estate management & development	3.40
Transportation infrastructure	0.64

Total corporate bonds	13.55
Non US-government obligations	77.82
Supranational bond	1.71
Convertible bond	1.12
Structured note	0.16

Total bonds	94.36
Short-term investment	1.56

Total investments	95.92
Cash and other assets, less liabilities	4.08

Net assets	100.00%

Global High Income Fund Inc.

Portfolio of investments—April 30, 2010 (unaudited)
	Face
Security description	amount		Value

Bonds—94.36%

Corporate bonds—13.55%

Brazil—0.91%
BES Investimento do Brasil SA,
5.625%, due 03/25/15(1)		$2,500,000	$2,400,000

Union National FIDC Trust 2006,
Series 2007-2,
due 07/01/10(1),(2),(3),(4),(5)	BRL	1,832,665	58,130

Series 3,
due 07/01/10(2),(3),(4),(5),(6)		2,075,000	66,092

Series 4,
due 05/01/11(2),(3),(4),(5),(6)		3,560,082	113,074

Total Brazil corporate bonds			2,637,296

Cayman Islands—0.87%
ADCB Finance Cayman Ltd.,
4.750%, due 10/08/14(1)		$1,600,000	1,576,000

Lumena Resources Corp.,
12.000%, due 10/27/14(1)		1,000,000	960,000

Total Cayman Islands corporate bonds			2,536,000

Indonesia—1.85%
Majapahit Holding BV,
7.250%, due 10/17/11(6)		$500,000	530,000

7.250%, due 06/28/17(1)		1,050,000	1,126,125

7.250%, due 06/28/17(6)		350,000	375,375

7.750%, due 01/20/20(1)		2,600,000	2,843,880

8.000%, due 08/07/19(1)		200,000	221,500

8.000%, due 08/07/19(6)		250,000	276,875

Total Indonesia corporate bonds			5,373,755

Kazakhstan—0.51%
CenterCredit International BV,
8.250%, due 09/30/11(2)	KZT	220,000,000	1,472,275

Malaysia—3.40%
Johor Corp.,
1.000%, due 07/31/12(2)	MYR	26,970,000	9,908,902

Mexico—0.32%
Hipotecaria Su Casita SA,
8.500%, due 10/04/16(2),(3),(6)		$1,145,000	933,175

Global High Income Fund Inc.

Portfolio of investments—April 30, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(concluded)

Netherlands—0.42%
KazMunaiGaz Finance Sub BV,
7.000%, due 05/05/20(1)	$1,250,000	$1,237,634

Philippines—1.00%
National Power Corp.,
9.625%, due 05/15/28	$2,360,000	2,914,600

Russia—0.95%
RSHB Capital SA for OJSC Russian Agricultural Bank,
7.125%, due 01/14/14(1)	$300,000	326,250

7.750%, due 05/29/18(6)	1,600,000	1,824,000

9.000%, due 06/11/14(1)	550,000	628,760

Total Russia corporate bonds		2,779,010

South Korea—0.82%
Export-Import Bank of Korea,
5.875%, due 01/14/15	$500,000	539,820

Korea Expressway Corp.,
4.500%, due 03/23/15(1)	1,800,000	1,852,132

Total South Korea corporate bonds		2,391,952

United Arab Emirates—1.47%
Abu Dhabi National Energy Co.,
4.750%, due 09/15/14(1)	$3,100,000	3,103,875

6.500%, due 10/27/36(1)	1,150,000	1,076,975

6.500%, due 10/27/36(6)	100,000	93,650

Total United Arab Emirates corporate bonds		4,274,500

United States—0.70%
Pemex Project Funding Master Trust,
5.750%, due 03/01/18	$1,700,000	1,751,000

6.625%, due 06/15/35	300,000	294,750

Total United States corporate bonds		2,045,750

Venezuela—0.33%
Petroleos de Venezuela SA,
5.250%, due 04/12/17	$1,500,000	975,000

Total corporate bonds (cost—$40,234,490)		39,479,849

Global High Income Fund Inc.

Portfolio of investments—April 30, 2010 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Non US-government obligations—77.82%

Argentina—2.65%
Republic of Argentina,
0.389%, due 08/03/12(7)		$9,712,000	$3,277,800

2.500%, due 12/31/38(8)		970,000	361,810

7.000%, due 03/28/11		2,025,000	2,002,725

8.280%, due 12/31/33		634,451	471,080

8.375%, due 12/20/03(5),(9)		120,000	56,400

11.000%, due 10/09/06(5),(9)		3,250,000	1,560,000

			7,729,815

Brazil—13.97%
Federal Republic of Brazil,
5.625%, due 01/07/41		$200,000	189,400

6.000%, due 01/17/17		5,350,000	5,858,250

7.875%, due 03/07/15		2,000,000	2,366,000

8.250%, due 01/20/34		2,230,000	2,865,550

8.875%, due 10/14/19		950,000	1,235,000

8.875%, due 04/15/24		1,610,000	2,149,350

10.500%, due 07/14/14		3,850,000	4,922,225

Notas do Tesouro Nacional,
Series B,
6.000%, due 05/15/45	BRL	12,750,000	13,957,636

Series F,
10.000%, due 01/01/13		5,625,000	3,157,892

10.000%, due 01/01/17		1,280,000	681,159

10.000%, due 01/01/21		6,428,000	3,305,728

			40,688,190

Colombia—2.81%
Republic of Colombia,
6.125%, due 01/18/41		$150,000	143,250

7.375%, due 09/18/37		1,575,000	1,764,000

8.125%, due 05/21/24		250,000	300,625

9.850%, due 06/28/27	COP	3,200,000,000	2,039,113

10.375%, due 01/28/33		$620,000	886,600

11.750%, due 02/25/20		460,000	669,300

12.000%, due 10/22/15	COP	3,685,000,000	2,370,370

			8,173,258

Global High Income Fund Inc.

Portfolio of investments—April 30, 2010 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Non US-government obligations—(continued)

Croatia—0.85%
Republic of Croatia,
6.750%, due 11/05/19(1)		$2,300,000	$2,482,105

Dominican Republic—0.86%
Republic of Dominica,
7.500%, due 05/06/21(1)		$550,000	555,500

9.500%, due 09/27/11(6)		1,869,085	1,962,539

			2,518,039

Ecuador—0.64%
Republic of Ecuador,
9.375%, due 12/15/15(6)		$1,985,000	1,855,975

Egypt—2.26%
Arab Republic of Egypt,
5.750%, due 04/29/20(1)		$250,000	252,812

6.875%, due 04/30/40(1)		250,000	252,500

Egypt Treasury Bills,
9.596%, due 09/07/10(11)	EGP	35,000,000	6,085,807

			6,591,119

El Salvador—0.54%
Republic of El Salvador,
7.375%, due 12/01/19(1)		$400,000	444,000

8.250%, due 04/10/32(6)		1,015,000	1,141,875

			1,585,875

Gabon—0.48%
Gabonese Republic,
8.200%, due 12/12/17(1)		$1,270,000	1,409,700

Germany—1.82%
Kreditanstalt fuer Wiederaufbau,
8.500%, due 01/18/11	NGN	800,000,000	5,292,169

Greece—0.56%
Hellenic Republic,
2.300%, due 07/25/30(10)	EUR	791,273	629,880

2.900%, due 07/25/25(10)		1,252,856	991,027

			1,620,907

Global High Income Fund Inc.

Portfolio of investments—April 30, 2010 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Non US-government obligations—(continued)

Hungary—3.90%
Hungary Government Bond,
5.500%, due 02/12/14	HUF	400,000,000	$1,968,584

6.000%, due 10/24/12		610,000,000	3,070,214

6.500%, due 06/24/19		150,000,000	735,671

6.750%, due 04/22/11		170,000,000	853,354

6.750%, due 02/24/17		796,000,000	4,008,641

7.500%, due 11/12/20		140,000,000	734,842

			11,371,306

Indonesia—5.15%
Indonesia Treasury Bond,
9.500%, due 06/15/15	IDR	5,650,000,000	659,710

10.250%, due 07/15/27		5,600,000,000	651,387

10.750%, due 05/15/16		27,050,000,000	3,341,488

11.000%, due 09/15/25		8,000,000,000	1,011,760

12.000%, due 09/15/26		32,715,000,000	4,355,225

Republic of Indonesia,
6.625%, due 02/17/37(6)		$250,000	257,500

6.875%, due 01/17/18(6)		1,000,000	1,112,500

7.750%, due 01/17/38(1)		200,000	233,000

7.750%, due 01/17/38(6)		1,350,000	1,572,750

11.625%, due 03/04/19(1)		1,250,000	1,809,375

			15,004,695

Lithuania—0.24%
Republic of Lithuania,
6.750%, due 01/15/15(6)		$650,000	698,750

Malaysia—0.44%
Malaysia Government Bond,
4.378%, due 11/29/19	MYR	2,900,000	932,972

5.734%, due 07/30/19		1,000,000	354,238

			1,287,210

Mexico—2.19%
Mexican Bonos,
7.500%, due 06/03/27	MXN	59,080,000	4,642,360

Global High Income Fund Inc.

Portfolio of investments—April 30, 2010 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Non US-government obligations—(continued)

Mexico—(concluded)
United Mexican States,
Series A, 6.750%, due 09/27/34		$590,000	$644,575

Series A, 7.500%, due 04/08/33		600,000	709,500

8.300%, due 08/15/31		290,000	371,200

			6,367,635

Pakistan—1.15%
Islamic Republic of Pakistan,
6.875%, due 06/01/17(1)		$1,690,000	1,563,250

6.875%, due 06/01/17(6)		1,000,000	925,000

7.125%, due 03/31/16(6)		900,000	864,000

			3,352,250

Peru—0.08%
Republic of Peru,
7.350%, due 07/21/25		$200,000	234,500

Philippines—1.57%
Republic of Philippines,
6.375%, due 01/15/32		$2,700,000	2,693,250

6.375%, due 10/23/34		1,900,000	1,890,500

			4,583,750

Poland—7.80%
Government of Poland,
4.250%, due 05/24/11	PLN	11,200,000	3,808,224

4.750%, due 04/25/12		7,500,000	2,561,086

5.250%, due 04/25/13		9,000,000	3,103,430

5.250%, due 10/25/17		6,600,000	2,217,166

5.500%, due 10/25/19		1,200,000	404,009

5.750%, due 04/25/14		4,200,000	1,462,895

5.750%, due 09/23/22		6,100,000	2,065,716

6.000%, due 11/24/10		14,000,000	4,805,263

Republic of Poland,
6.375%, due 07/15/19		$2,100,000	2,283,750

			22,711,539

Qatar—0.77%
State of Qatar,
6.400%, due 01/20/40(1)		$2,150,000	2,253,200

Global High Income Fund Inc.

Portfolio of investments—April 30, 2010 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Non US-government obligations—(continued)

Russia—6.83%
Russian Federation,
5.000%, due 04/29/20(1)		$4,600,000	$4,502,250

7.500%, due 03/31/30(1),(8)		2,165,302	2,481,977

7.500%, due 03/31/30(6),(8)		11,270,000	12,918,238

			19,902,465

Serbia—0.89%
Republic of Serbia,
3.750%, due 11/01/24(6),(8)		$2,590,000	2,577,050

South Africa—4.70%
Republic of South Africa,
5.500%, due 03/09/20		$100,000	101,500

5.875%, due 05/30/22		300,000	309,375

6.500%, due 06/02/14		600,000	661,500

6.750%, due 03/31/21	ZAR	50,000,000	5,872,199

6.875%, due 05/27/19		$500,000	561,875

8.000%, due 12/21/18	ZAR	47,100,000	6,183,794

			13,690,243

Thailand—1.78%
Government of Thailand,
4.250%, due 03/13/13	THB	160,000,000	5,188,287

Turkey—6.00%
Government of Turkey,
10.000%, due 02/15/12(10)	TRY	5,906,925	4,541,499

14.000%, due 01/19/11		7,900,000	5,511,319

Republic of Turkey,
6.750%, due 04/03/18		$550,000	596,750

6.750%, due 05/30/40		2,000,000	1,975,000

6.875%, due 03/17/36		550,000	554,125

7.000%, due 09/26/16		2,250,000	2,497,500

7.250%, due 03/15/15		600,000	675,750

7.500%, due 11/07/19		1,000,000	1,131,250

			17,483,193

United Arab Emirates—0.79%
Emirate of Abu Dhabi,
5.500%, due 04/08/14(1)		$2,100,000	2,291,625

Global High Income Fund Inc.

Portfolio of investments—April 30, 2010 (unaudited)

	Face
Security description	amount		Value

Bonds—(concluded)

Non US-government obligations—(concluded)

Uruguay—0.06%
Oriental Republic of Uruguay,
6.875%, due 09/28/25		$150,000	$163,500

Venezuela—6.00%
Republic of Venezuela,
5.375%, due 08/07/10(6)		$2,000,000	1,980,000

5.750%, due 02/26/16(6)		5,275,000	3,850,750

7.000%, due 12/01/18(6)		4,900,000	3,515,750

7.650%, due 04/21/25		4,200,000	2,751,000

7.750%, due 10/13/19(6)		2,000,000	1,445,000

9.000%, due 05/07/23(6)		1,100,000	816,750

9.250%, due 05/07/28(6)		2,120,000	1,574,100

9.375%, due 01/13/34		800,000	590,000

13.625%, due 08/15/18(6)		950,000	959,500

			17,482,850

Vietnam—0.04%
Socialist Republic of Vietnam,
6.875%, due 01/15/16(6)		$100,000	107,500

Total non US-government obligations
(cost—$209,981,218)			226,698,700

Supranational bond—1.71%
Corporacion Andina de Fomento,
8.125%, due 06/04/19 (cost—$4,143,183)		$4,150,000	4,980,000

Convertible bond—1.12%

China—1.12%
China Petroleum & Chemical Corp.,
2.483%, due 04/24/14(11) (cost—$3,264,360)	HKD	23,000,000	3,258,567

Structured note—0.16%

Sri Lanka—0.16%
Sri Lanka Government Bond,
8.984%, due 03/25/11(11) (cost—$462,544)		$500,000	460,900

Total bonds (cost—$258,085,795)			274,878,016

Global High Income Fund Inc.

Portfolio of investments—April 30, 2010 (unaudited)

Security description	Shares	Value

Short-term investment—1.56%

Investment company—1.56%
UBS Cash Management Prime Relationship Fund,
0.188%(12),(13) (cost—$4,530,481)	4,530,481	$4,530,481

Total investments—95.92% (cost—$262,616,276)		279,408,497

Cash and other assets, less liabilities—4.08%		11,870,501

Net assets—100.00%		$291,278,998

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $262,616,276; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$24,681,770

Gross unrealized depreciation	(7,889,549)

Net unrealized appreciation of investments	$16,792,221

(1)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2010, the value of these securities amounted to $37,942,555 or 13.03% of net assets.
(2)	Security is illiquid. At April 30, 2010, the value of these securities amounted to $12,551,648 or 4.31% of net assets.
(3)	These securities, which represent 0.40% of net assets as of April 30, 2010, are considered restricted. (See restricted securities table below for more information.)

			Acquisition		04/30/10
			cost as a	04/30/10	Market value
Restricted	Acquisition	Acquisition	percentage	Market	as a percentage
securities	dates	cost	of net assets	value	of net assets

Hipotecaria Su
Casita SA, 8.500%,
due 10/04/16	02/13/08	$188,854	0.06%	$158,925	0.05%
	03/28/08	925,657	0.32	774,250	0.27

Union National
FIDC Trust 2006,
Series 2007-2,
due 07/01/10	06/28/07	954,222	0.33	58,130	0.02
Series 3,
due 07/01/10	08/07/08	2,099,381	0.72	66,092	0.02
Series 4,
due 05/01/11	10/22/07	3,583,526	1.23	113,074	0.04

		$7,751,640	2.66%	$1,170,471	0.40%

16

Global High Income Fund Inc.

Portfolio of investments—April 30, 2010 (unaudited)

(4)	Security linked to closed-end fund.
(5)	Security is in default.
(6)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At April 30, 2010, the value of these securities amounted to $44,347,768 or 15.23% of net assets.
(7)	Floating rate security—The interest rates shown are the current rates as of April 30, 2010.
(8)	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of April 30, 2010. Maturity date disclosed is the ultimate maturity date.
(9)	Security purchased after stated maturity date as defaulted debt. Bond is being traded based on potential future claim.
(10)	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
(11)	Rate shown reflects annualized yield at April 30, 2010 on zero coupon bond.
(12)	The table below details the Fund’s investments in a security issued by a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Cash Management Prime Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
Security	Value	ended	ended	Value	ended
description	10/31/09	04/30/10	04/30/10	04/30/10	04/30/10

UBS Cash
Management Prime
Relationship Fund	$27,942,180	$58,674,461	$82,086,160	$4,530,481	$13,896

(13)	The rate shown reflects the yield at April 30, 2010.
OJSC	Open joint stock company

Currency type abbreviations:
BRL	Brazilian Real
COP	Colombian Peso
EGP	Egyptian Pound
EUR	Euro
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
KZT	Kazakhstan Tenge

17

Global High Income Fund Inc.

Portfolio of investments—April 30, 2010 (unaudited)

MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigeria Naira
PLN	Polish Zloty
THB	Thailand Baht
TRY	Turkish Lira
ZAR	South African Rand

Forward foreign currency contracts
Global High Income Fund Inc. had the following open forward foreign currency contracts as of April 30, 2010:

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

Brazilian Real	22,755,800	USD	12,429,435	06/04/10	$(576,305)

Chilean Peso	1,409,600,000	USD	2,717,301	06/04/10	1,057

Chilean Peso	1,695,400,000	USD	3,254,870	06/04/10	(12,100)

Chinese Yuan	19,560,000	USD	2,905,850	09/07/10	19,424

Czech Koruna	98,000,000	USD	5,094,085	06/04/10	4,529

Euro	3,022,578	HUF	830,000,000	06/04/10	70,204

Euro	4,030,000	USD	5,510,360	07/21/10	143,569

Hungarian Forint	1,330,410,000	USD	6,601,153	06/04/10	37,379

Polish Zloty	20,860,000	USD	6,993,429	06/04/10	(64,225)

South African Rand	38,200,000	USD	5,127,035	06/04/10	(16,190)

United States Dollar	5,461,556	ARS	21,500,000	06/04/10	44,953

United States Dollar	8,897,683	BRL	16,087,150	06/04/10	296,689

United States Dollar	5,911,155	CLP	3,105,000,000	06/04/10	72,059

United States Dollar	2,158,273	COP	4,200,000,000	06/04/10	(14,661)

United States Dollar	5,200,870	CZK	98,000,000	06/04/10	(111,315)

United States Dollar	3,202,244	HUF	640,390,000	06/04/10	(42,785)

United States Dollar	10,201,307	IDR	95,930,000,000	06/04/10	383,897

United States Dollar	2,806,563	INR	130,000,000	06/04/10	115,238

United States Dollar	2,869,815	KRW	3,300,000,000	06/04/10	104,822

United States Dollar	1,016,799	KZT	147,080,000	06/07/11	(7,951)

United States Dollar	18,190,987	MXN	236,473,740	06/04/10	951,875

United States Dollar	6,127,280	MYR	20,700,000	06/04/10	361,559

United States Dollar	2,986,648	PEN	8,500,000	06/04/10	(2,223)

United States Dollar	2,829,906	PHP	132,100,000	06/04/10	130,763

United States Dollar	2,912,230	PHP	131,560,000	09/07/10	6,131

United States Dollar	4,995,772	RUB	151,950,000	06/04/10	191,215

United States Dollar	879,535	RUB	25,700,000	06/04/10	(2,236)

United States Dollar	9,141,260	THB	302,530,000	06/04/10	207,709

United States Dollar	7,241,946	TRY	11,287,255	06/04/10	303,102

United States Dollar	7,485,102	ZAR	56,600,000	06/04/10	135,488

Net unrealized appreciation on forward foreign currency contracts					$2,731,671

18

Global High Income Fund Inc.

Portfolio of investments—April 30, 2010 (unaudited)

Currency type abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	Korean Won
KZT	Kazakhstan Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Futures contracts
Global High Income Fund Inc. had the following open futures contracts as of April 30, 2010:

				Unrealized
	Expiration	Cost/		appreciation/
	dates	(proceeds)	Value	(depreciation)

US Treasury futures buy contracts:
US Long Bond, 45 contracts (USD)	June 2010	$5,232,730	$5,357,813	$125,083

US Treasury futures sell contracts:
5 Year US Treasury Notes,
80 contracts (USD)	June 2010	(9,232,377)	(9,268,750)	(36,373)

10 Year US Treasury Notes,
155 contracts (USD)	June 2010	(18,086,318)	(18,275,469)	(189,151)

Net unrealized depreciation on
futures contracts				$(100,441)

Currency type abbreviation:
USD	United States Dollar

19

Global High Income Fund Inc.

Portfolio of investments—April 30, 2010 (unaudited)

Swap agreements
Global High Income Fund Inc. had outstanding interest rate swap agreements with the following terms as of April 30, 2010:

				Payments		Payments		Upfront
				made		received		payments		Unrealized
	Notional		Termination	by the		by the		(made)/		appreciation/
Counterparty	amount		dates	Fund		Fund		received	Value	(depreciation)

Barclays Bank
PLC	MYR	20,200,000	02/23/12	3.0200	%(1)	2.2400	%(2)	$—	$(4,008)	$(4,008)

Citigroup Global
Markets Ltd.	INR	200,000,000	03/05/11	4.9600	(1)	7.1200	(3)	—	(18,068)	(18,068)

Citigroup Global
Markets Ltd.	INR	200,000,000	03/05/15	3.3000	(4)	7.0100	(1)	—	85,529	85,529

Citigroup Global
Markets Ltd.	MYR	32,000,000	11/23/14	2.2400	(2)	3.7050	(1)	—	17,760	17,760

Credit Suisse
International	BRL	12,000,000	01/02/12	—	(5)	13.4300	(1)	—	358,172	358,172

Credit Suisse
International	CLP	2,475,000,000	10/24/11	3.2200	(1)	0.4213	(6)	—	(47,157)	(47,157)

Credit Suisse
International	CLP	2,475,000,000	10/24/14	0.4213	(6)	5.2300	(1)	—	85,268	85,268

Credit Suisse
International	CLP	775,000,000	01/08/15	0.4270	(6)	5.2800	(1)	—	47,983	47,983

Deutsche
Bank AG	ZAR	6,400,000	03/24/13	7.1200	(7)	7.6900	(1)	—	11,032	11,032

Deutsche
Bank AG	ZAR	105,000,000	03/18/17	7.1600	(7)	8.5200	(1)	—	432,064	432,064

Deutsche
Bank AG	ZAR	65,000,000	03/18/25	8.5100	(1)	7.1600	(7)	—	(307,725)	(307,725)

Merrill Lynch
International	MXN	7,200,000	11/16/28	4.9550	(8)	8.8300	(1)	—	40,995	40,995

Merrill Lynch
International	MXN	7,000,000	11/21/28	4.8950	(8)	8.6100	(1)	—	28,947	28,947

								$—	$730,792	$730,792

(1)	Payments made or received are based on the notional amount.
(2)	Rate based on 3 month KLIBOR.
(3)	Rate based on 12 month MIBOR.
(4)	Rate based on 6 month MIBOR.
(5)	Zero coupon inflation swap. Cash is exchanged at the end of the swap. The payment to be made by the Fund is based on the Brazil CETIP Interbank Offered Rate.
(6)	The payment to be made/received by the Fund is based on the CLICP Index.

20

Global High Income Fund Inc.

Portfolio of investments—April 30, 2010 (unaudited)

(7)	Rate based on 3 month JIBAR.
(8)	Rate based on 28-day TIIE.
CETIP	Brazil’s average Interbank Rate
CLICP	Sinacofi Chile Interbank Rate
KLIBOR	Kuala Lumpur Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
MIBOR	Mumbai Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate

Currency type abbreviations:
BRL	Brazilian Real
CLP	Chilean Peso
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
ZAR	South African Rand

Global High Income Fund Inc. had outstanding credit default swap agreements with the following terms as of April 30, 2010:

Credit default swaps on corporate and sovereign issues—sell protection(1)

Counterparty—Credit Suisse International:

		Payments		Payments		Upfront
		made		received		payments
Notional	Termination	by the		by the		(made)/		Unrealized	Credit
amount	dates	Fund		Fund		received	Value	appreciation	spread(2)

USD 2,050,000	03/20/11	—	%(3)	1.0000	%(4)	$8,445	$(6,129)	$2,316	1.491%

USD 2,750,000	03/20/11	—	(5)	5.0000	(4)	138,263	(32,509)	105,754	7.380

USD 4,500,000	05/20/12	—	(6)	3.3000	(4)	—	119,764	119,764	2.720

USD 1,000,000	02/20/14	—	(7)	4.1700	(4)	—	125,181	125,181	0.858

						$146,708	$206,307	$353,015

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness

21

Global High Income Fund Inc.

Portfolio of investments—April 30, 2010 (unaudited)

and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
(3)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Bulgaria 8.250% bond, due 01/15/15.
(4)	Payments received are based on the notional amount.
(5)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Argentina 8.280% bond, due 12/31/33.
(6)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Deutsche Bank Kazakhstan 7.375% bond, due 11/12/13.
(7)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the United Mexican States 7.500% bond, due 04/08/33.

Currency type abbreviation:
USD	United States Dollar

Global High Income Fund Inc. had outstanding total return swap agreements with the following terms as of April 30, 2010:

				Payments		Payments		Upfront
				made		received		payments
	Notional		Termination	by the		by the		(made)/		Unrealized
Counterparty	amount		dates	Fund		Fund		received	Value	appreciation

Citigroup
Global
Markets Ltd.	USD	2,350,600	09/07/10	0.8806	%(1)	—	%(2)	$—	$219,051	$219,051

Deutsche
Bank AG	USD	2,999,995	12/19/14	0.7466	(3)	—	(4)	—	149,126	149,126

								$—	$368,177	$368,177

(1)	Rate based on 6 month LIBOR (USD BBA).
(2)	Payment received is based on the notional amount of the underlying Sri Lanka Treasury Bill zero coupon, due 02/05/10.
(3)	Rate based on 3 month LIBOR (USD BBA).
(4)	Payment received is based on the notional amount of the underlying Russian Federation 11.200% bond, due 12/17/14.
BBA	British Banking Association
LIBOR	London Interbank Offered Rate

Currency type abbreviation:
USD	United States Dollar

22

Global High Income Fund Inc.

Portfolio of investments—April 30, 2010 (unaudited)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund’s investments:

Measurements at 04/30/10

	Unadjusted
	quoted prices in	Other
	active markets	significant
	for identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$29,333,651	$10,146,198	$39,479,849

Non US-government obligations	—	226,698,700	—	226,698,700

Supranational bond	—	4,980,000	—	4,980,000

Convertible bond	—	3,258,567	—	3,258,567

Structured note	—	460,900	—	460,900

Short-term investment	—	4,530,481	—	4,530,481

Other financial instruments(1)	(100,441)	4,183,655	—	4,083,214

Total	$(100,441)	$273,445,954	$10,146,198	$283,491,711

(1)	Other financial instruments include open futures contracts, swap agreements and forward foreign currency contracts.

Level 3 rollforward disclosure
 The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Corporate bonds	Total

Assets
Beginning balance	$10,733,190	$10,733,190

Total gains or losses (realized/unrealized)
included in earnings	(11,992)	(11,992)

Purchases, sales, issuances, and settlements (net)	(575,000)	(575,000)

Transfers in and/or out of Level 3	—	—

Ending balance	$10,146,198	$10,146,198

The amount of total gains or losses for
the period included in earnings attributable
to the change in unrealized gains or losses
relating to investments still held at 04/30/10.	$(67,991)	$(67,991)

See accompanying notes to financial statements

23

Global High Income Fund Inc.

Statement of assets and liabilities—April 30, 2010 (unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$258,085,795)	$274,878,016

Investments in securities of affiliated issuers, at value (cost—$4,530,481)	4,530,481

Total investments (cost—$262,616,276)	279,408,497

Foreign currency, at value (cost—$972,677)	960,738

Cash	45,044

Interest receivable	4,149,120

Receivable for investments sold	4,300,545

Prepaid swap collateral	587,650

Due from broker(1)	111,990

Receivable for foreign tax reclaims	10,474

Outstanding swap agreements, at value(2)	1,720,872

Unrealized appreciation on forward foreign currency contracts	3,581,662

Other assets	20,942

Total assets	294,897,534

Liabilities:
Payable for investments purchased	1,778,038

Unrealized depreciation on forward foreign currency contracts	849,991

Outstanding swap agreements, at value(2)	415,596

Payable to investment advisor and administrator	282,013

Variation margin payable	60,938

Directors’ fees payable	18,919

Accrued expenses and other liabilities	213,041

Total liabilities	3,618,536

Net assets:
Capital stock—$0.001 par value; 100,000,000 shares authorized;
21,591,836 shares issued and outstanding	286,636,433

Accumulated distributions in excess of net investment income	(5,425,610)

Accumulated net realized loss from investment activities	(10,792,291)

Net unrealized appreciation	20,860,466

Net assets	$291,278,998

Net asset value per share	$13.49

(1)	Represents cash collateral on open futures contracts.
(2)	Net upfront payments received by the Fund on outstanding swap agreements amounted to $146,708.

See accompanying notes to financial statements

24

Global High Income Fund Inc.

Statement of operations

For the six months
ended April 30, 2010
(unaudited)

Investment income:
Interest income, net of foreign withholding taxes of $99,561
(includes $13,896 earned from affiliated entities)	$9,932,721

Expenses:
Investment advisory and administration fees	1,762,550

Custody and accounting fees	264,340

Professional fees	66,789

Reports and notices to shareholders	34,401

Directors’ fees	13,668

Listing fees	11,778

Transfer agency fees	9,522

Insurance expense	3,669

Other expenses	15,915

Total expenses	2,182,632

Less: Fee waivers by investment advisor and administrator	(104,370)

Net expenses	2,078,262

Net investment income	7,854,459

Realized and unrealized gains/(losses) from investment activities:
Net realized gain from:
Investments	5,060,021

Futures	100,295

Swap agreements	1,581,048

Forward foreign currency contracts	1,994,243

Foreign currency transactions	(1,076,767)

Net change in unrealized appreciation/(depreciation) of:
Investments	5,935,535

Futures	(533,657)

Swap agreements	415,772

Forward foreign currency contracts	2,689,916

Translation of other assets and liabilities denominated in foreign currency	(34,675)

Net realized and unrealized gain from investment activities	16,131,731

Net increase in net assets resulting from operations	$23,986,190

See accompanying notes to financial statements

25

Global High Income Fund Inc.

Statement of changes in net assets

	For the six
	months ended		For the
	April 30, 2010		year ended
	(unaudited)		October, 2009

From operations:
Net investment income	$7,854,459		$16,403,918

Net realized gain (loss) from investment activities	5,060,021		(15,065,994)

Net realized gain from futures	100,295		774,167

Net realized gain from options written	—		33,096

Net realized gain (loss) from swap agreements	1,581,048		(873,344)

Net realized gain from forward foreign currency contracts	1,994,243		1,397,999

Net realized loss from foreign currency transactions	(1,076,767)		(8,257,434)

Net change in unrealized appreciation (depreciation) of: Investments	5,935,535		83,637,375

Futures	(533,657)		1,957,631

Swap agreements	415,772		9,389,324

Forward foreign currency contracts	2,689,916		(2,221,190)

Translation of other assets and liabilities denominated in foreign currency	(34,675)		498,768

Net increase in net assets resulting from operations	23,986,190		87,674,316

Dividends and distributions to shareholders from:
Net investment income	(11,342,191	)(1)	(15,470,247)

Return of capital	—		(5,618,499)

Total dividends and distributions to shareholders	(11,342,191)		(21,088,746)

Net increase in net assets	12,643,999		66,585,570

Net assets:
Beginning of period	278,634,999		212,049,429

End of period	$291,278,998		$278,634,999

Accumulated distributions in excess of net investment income	$(5,425,610)		$(1,937,878)

(1)	The actual sources of the Fund’s fiscal year 2010 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2010 fiscal year.

See accompanying notes to financial statements

26

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27

Global High Income Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the six
	months ended
	April 30, 2010
	(unaudited)

Net asset value, beginning of period	$12.90

Net investment income	0.36	(1)

Net realized and unrealized gains (losses) from investment activities	0.75

Net increase (decrease) from investment operations	1.11

Dividends from net investment income	(0.52	)(2)

Distributions from net realized gains	—

Return of capital	—

Total dividends and distributions	(0.52)

Offering costs charged to paid-in capital	—

Net asset value, end of period	$13.49

Market price per share, end of period	$13.46

Total net asset value return(3)	8.91%

Total market price return(4)	22.15%

Ratios/supplemental data:
Net assets, end of period (000’s)	$291,279

Ratio of expenses to average net assets:
Before fee waivers by advisor	1.55	%(5)

After fee waivers by advisor	1.47	%(5)

Ratio of net investment income to average net assets:	5.57	%(5)

Portfolio turnover rate	34%

(1)	Calculated using the average shares method.
(2)	The actual sources of the Fund’s fiscal year 2010 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2010 fiscal year.
(3)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.

See accompanying notes to financial statements

28

For the years ended October 31,

2009	2008	2007	2006	2005

$9.82	$15.26	$14.85	$15.72	$16.43

0.76 (1)	0.84 (1)	0.90 (1)	0.79 (1)	1.02

3.30	(4.28)	0.86	0.92	1.17

4.06	(3.44)	1.76	1.71	2.19

(0.72)	(0.95)	(0.82)	(1.35)	(1.61)

—	(0.73)	(0.53)	(1.21)	(1.29)

(0.26)	(0.32)	—	—	—

(0.98)	(2.00)	(1.35)	(2.56)	(2.90)

—	—	—	(0.02)	—

$12.90	$9.82	$15.26	$14.85	$15.72

$11.47	$8.22	$14.38	$16.06	$17.82

43.02%	(25.76)%	12.40%	11.75%	14.68%

54.20%	(33.99)%	(2.33)%	6.28%	13.25%

$278,635	$212,049	$329,391	$320,548	$305,689

1.56%	1.48%	1.41%	1.43%	1.43%

1.51%	1.39%	1.32%	1.34%	1.41%

6.71%	6.01%	5.96%	5.34%	6.49%

104%	83%	100%	108%	160%

(4)	Total market price return is calculated assuming a purchase of $10,000 of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.
(5)	Annualized.

29

Global High Income Fund Inc.

Notes to financial statements—April 30, 2010 (unaudited)

Organization and significant accounting policies
Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland on February 23, 1993 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) has established the FASB Accounting Standards CodificationTM (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”). The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority.

The preparation of financial statements in accordance with GAAP requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the

30

Global High Income Fund Inc.

Notes to financial statements—April 30, 2010 (unaudited)

valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”). Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company as provided by such other entity. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on

31

Global High Income Fund Inc.

Notes to financial statements—April 30, 2010 (unaudited)

the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update No. 2010-06, “Improving Disclosures about Fair Value Measurements” (“ASU No. 2010-06”). ASU No. 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the Funds’ financial statement disclosures.

The FASB amended Accounting Standards Codification Topic 815 Derivatives and Hedging (“ASC 815”), which changes the disclosure requirements for derivatives and hedging activities. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC 815. Accordingly, even though a fund’s

32

Global High Income Fund Inc.

Notes to financial statements—April 30, 2010 (unaudited)

investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC 815. ASC 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the period ended April 30, 2010. The Fund is not aware of any credit-risk contingent features on derivatives contracts held by the Fund.

At April 30, 2010, the Fund had the following derivatives:

Asset derivatives

	Interest rate		Foreign
	risk	Credit risk	exchange risk	Total

Forward contracts(1)	$—	$—	$3,581,662	$3,581,662

Futures contracts(2)	125,083	—	—	125,083

Swap agreements(1)	1,107,750	244,945	368,177	1,720,872

Total value	$1,232,833	$244,945	$3,949,839	$5,427,617

(1)	Statement of assets and liabilities location: Swap agreements, at value and Unrealized appreciation on forward foreign currency contracts.
(2)	Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Liability derivatives

	Interest rate		Foreign
	risk	Credit risk	exchange risk	Total

Forward contracts(1)	$—	$—	$(849,991)	$(849,991)

Futures contracts(2)	(225,524)	—	—	(225,524)

Swap agreements(1)	(376,958)	(38,638)	—	(415,596)

Total value	$(602,482)	$(38,638)	$(849,991)	$(1,491,111)

(1)	Statement of assets and liabilities location: Swap agreements, at value and Unrealized depreciation on forward foreign currency contracts.
(2)	Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

33

Global High Income Fund Inc.

Notes to financial statements—April 30, 2010 (unaudited)

Activities in derivative instruments during the period ended April 30, 2010, were as follows:

	Interest rate		Foreign
	risk	Credit risk	exchange risk	Total

Net realized gain(1)
Forward contracts	$—	$—	$1,994,243	$1,994,243

Futures contracts	100,295	—	—	100,295

Swap agreements	941,997	492,716	146,335	1,581,048

Total net realized gain	$1,042,292	$492,716	$2,140,578	$3,675,586

Change in unrealized
appreciation/
(depreciation)(2)
Forward contracts	$—	$—	$2,689,916	$2,689,916

Futures contracts	(533,657)	—	—	(533,657)

Swap agreements	(218,557)	268,612	365,717	415,772

Total change in unrealized
appreciation/(depreciation)	$(752,214)	$268,612	$3,055,633	$2,572,031

(1)	Statement of operations location: Net realized gain/(loss) from futures contracts, swap agreements, and forward foreign currency contracts.
(2)	Statement of operations location: Net change in unrealized appreciation/(depreciation) on futures contracts, swap agreements, and forward foreign currency contracts.

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s Notes to portfolio of investments.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation—The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar

34

Global High Income Fund Inc.

Notes to financial statements—April 30, 2010 (unaudited)

denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities – at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts—The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

35

Global High Income Fund Inc.

Notes to financial statements—April 30, 2010 (unaudited)

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts—The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statement of operations reflects net realized and net unrealized gains and losses on these contracts.

Swap agreements—The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange

36

Global High Income Fund Inc.

Notes to financial statements—April 30, 2010 (unaudited)

a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap

37

Global High Income Fund Inc.

Notes to financial statements—April 30, 2010 (unaudited)

agreements outstanding as of April 30, 2010 for which a Fund is the seller of protection are disclosed under the section “Credit default swaps on corporate and sovereign issues—sell protection” in the Notes to portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and that there may be unfavorable changes in the underlying investments or instruments.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Daily fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

38

Global High Income Fund Inc.

Notes to financial statements—April 30, 2010 (unaudited)

Structured notes—The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations.

Option writing—The Fund may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

39

Global High Income Fund Inc.

Notes to financial statements—April 30, 2010 (unaudited)

Purchased options—The Fund may purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

40

Global High Income Fund Inc.

Notes to financial statements—April 30, 2010 (unaudited)

Investment advisor and administrator and other transactions with related entities
The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund’s average weekly net assets. UBS Global AM has agreed to waive compensation otherwise payable to it to reduce the fee it receives under the Advisory Contract so that it is paid at the following rates:

Average weekly net assets	Advisory fee

Up to $200 million	1.25%

Above $200 million	1.00%

The waiver will continue indefinitely unless the Board agrees to any change. At April 30, 2010, the Fund owed UBS Global AM $282,013 which is composed of $300,800 of investment advisory and administration fees less fees waived of $18,787. For the six months ended April 30, 2010, UBS Global AM waived $104,370 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended April 30, 2010, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $6,282,745. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

41

Global High Income Fund Inc.

Notes to financial statements—April 30, 2010 (unaudited)

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund did not lend any securities during the period ended April 30, 2010.

Capital stock
There are 100,000,000 shares of $0.001 par value common stock authorized and 21,591,836 shares outstanding at April 30, 2010. For the six months ended April 30, 2010 and for the year ended October 31, 2009, there were no transactions involving common stock.

Purchases and sales of securities
For the six months ended April 30, 2010, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $97,997,762 and $87,405,619, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

42

Global High Income Fund Inc.

Notes to financial statements—April 30, 2010 (unaudited)

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows:

Distributions paid from:	2009

Ordinary income	$15,470,247

Net long-term capital gains	—

Return of capital	5,618,499

$21,088,746

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending October 31, 2010.

As of and during the six months ended April 30, 2010, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

43

Global High Income Fund Inc.

Tax information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2010. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed no later than February 15, 2011. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

44

Global High Income Fund Inc.

General information (unaudited)

The Fund
Global High Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). As of March 31, 2010, UBS Global AM had approximately $143 billion in assets under management. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management division, which had approximately $560 billion in assets under management as of March 31, 2010.

Shareholder information
The Fund’s NYSE trading symbol is “GHI.” Comparative net asset value and market price information about the Fund is published weekly in various publications.

Shareholder meeting information
 An annual meeting of shareholders of the Fund was held on February 18, 2010. At the meeting, Richard Q. Armstrong, Alan S. Bernikow, Richard R. Burt, Meyer Feldberg, Bernard H. Garil and Heather R. Higgins were elected to serve as board members until the next annual meeting of shareholders, and until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

		Shares
To vote for or withhold authority	Shares	withhold
in the election of:	voted for	authority

Richard Q. Armstrong	16,633,936.32	598,091.65

Alan S. Bernikow	16,653,164.32	578,863.65

Richard R. Burt	16,745,368.21	486,659.75

Meyer Feldberg	16,657,040.25	574,987.71

Bernard H. Garil	16,713,188.25	518,839.71

Heather R. Higgins	16,709,813.90	522,214.06

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

45

Global High Income Fund Inc.

General information (unaudited)

Fund governance changes
On May 19, 2010, the Fund announced that its Board of Directors (the “Board”) had approved the classification of the directors into three classes. The classification was effective on May 19, 2010, and the initial term of office of one class of directors will expire at the Fund’s 2011 annual stockholders meeting, with the second class expiring at the 2012 meeting and the third expiring at the 2013 meeting, or when the successors to the members of each class have been elected. The Board members have been classified as follows:

Class I: Bernard H. Garil, Heather R. Higgins
Class II: Richard Q. Armstrong, Alan S. Bernikow
Class III: Richard R. Burt, Meyer Feldberg

The Board also approved several other corporate governance measures to clarify internal procedures and to help assure that the purposes and goals of the Fund may be fostered, which are reflected in the Fund’s Amended and Restated Bylaws. These changes included the adoption of detailed procedures regarding shareholder-requested special meetings of shareholders. These provisions include enhanced disclosure requirements to be satisfied by proponents of matters to be submitted to a vote of shareholders. These fund governance changes did not require a vote of shareholders.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0030. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: http://www.ubs.com/ubsglobalam-proxy or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov.)

46

Global High Income Fund Inc.

General information (unaudited)

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records.

An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with

47

Global High Income Fund Inc.

General information (unaudited)

the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Global Investment Servicing Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

Distribution policy
The Fund’s Board adopted a managed distribution policy in December 1999, which was revised effective June 2005, and again effective August 2009. Pursuant to the policy as in effect from December 1999 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 11% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 11% to 9% effective beginning with the June 2005 monthly distribution. The Board approved a further reduction in the annualized rate for distribution pursuant to the policy from 9% to 8% in July 2009, effective beginning with the August 2009 monthly distribution. Prior to December 20, 1999, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS Global AM, the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

The above information supplements that contained on the inside front cover of this report.

48

Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Mark E. Carver	Uwe Schillhorn
President	Vice President

Mark F. Kemper
Vice President and Secretary

Thomas Disbrow
Vice President and Treasurer

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

© 2010 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global High Income Fund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	July 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	July 9, 2010

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	July 9, 2010